Exhibit 10.2







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                       SECURITY AGREEMENT

                  DATED AS OF NOVEMBER 19, 2004

                              AMONG

                           ENNIS, INC.
                               AND
                    THE OTHER PARTIES HERETO,
                          as Grantors,
                               and
               LASALLE BANK NATIONAL ASSOCIATION,
                   as the Administrative Agent



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                       SECURITY AGREEMENT
                       ------------------


     THIS SECURITY AGREEMENT dated as of November , 2004 (this "Agreement") is entered into among ENNIS, INC. (the "Parent") and each other Person signatory hereto as a Grantor (together with any other Person that becomes a party hereto as provided herein, and including the Parent, the "Grantors") in favor of LASALLE BANK NATIONAL ASSOCIATION, as the Administrative Agent for all the Lenders party to the Credit Agreement (as hereafter defined).

     The Lenders have severally agreed to extend credit to the Parent and the other Grantors pursuant to the Credit Agreement. The Parent is affiliated with each other Grantor. The Parent and the other Grantors are engaged in interrelated businesses, and each Grantor will derive substantial direct and indirect benefit from extensions of credit under the Credit Agreement. It is a condition precedent to each Lender's obligation to extend credit under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of all the Lenders.

     In consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to extend credit thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

SECTION 1  DEFINITIONS.

          1.1 Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the UCC: Accounts, Certificated Security, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Goods, Health Care Insurance Receivables, Instruments, Inventory, Leases, Letter-of-Credit Rights, Money, Payment Intangibles, Supporting Obligations, and Tangible Chattel Paper.

          1.2 When used herein the following terms shall have the following meanings:

     Assigned Agreements means (i) the Agreement and Plan of Merger, dated as of June 25, 2004, by and among the Parent, its wholly-owned subsidiary, Midlothian Holdings LLC, a Delaware limited liability company ("Merger Sub") and Centrum Acquisition, Inc., a Delaware corporation (the "Target"), as amended by the First Amendment to Agreement and Plan of Merger, dated as of August 23, 2004, among the Parent, Merger Sub and the Target,
(ii) the Indemnity Agreement dated as of June 25, 2004 by and among Laurence Ashkin, Roger Brown, John McLinden, Arthur Slaven, Merger Sub and the Parent, (iii) the First Amendment Agreement dated as of June 25, 2004 by and among Amin Amdani, an individual and resident of the State of Nevada, Ayes Amin Amdani, an individual and wife of Amin Amdani, Rauf Gajiani, and individual and resident of the State of Nevada, the Target, the Parent and the Merger Sub; (iv) Stock Pledge and Escrow Agreement, dated as of the date hereof, by and among the Parent, Midlothian, Laurence Ashkin, Roger Brown, John McLinden and Arthur Slaven and JPMorgan Chase Bank, N.A., as escrow agent, and (v) Escrow Agreement, dated as of the date hereof, by

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and  among  Parent, Merger Sub, the Target, Amin  Amdani,  Ayesha
Amin Amndani and Rauf Gajiani and JPMorgan Chase Bank, N.A., as escrow agent.

     Agreement has the meaning set forth in the preamble hereto.

     Chattel Paper means all "chattel paper" as such term is defined in Section 9-102(a)(11) of the UCC and, in any event, including with respect to any Grantor, all Electronic Chattel
Paper and Tangible Chattel Paper.

     Collateral means (a) all of the personal property now owned or at any time hereafter acquired by any Grantor or in which any Grantor now has or at any time in the future may acquire any right, title or interest, including all of each Grantor's Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Equipment, Fixtures, General Intangibles, Health Care Insurance Receivables, Farm Products, Goods, Instruments, Intellectual Property, Inventory, Investment Property, Leases, Letter-of-Credit Rights, Money, Supporting Obligations and Identified Claims and Pledged Equity, (b) all
books  and  records pertaining to any of the foregoing,  (c)  all
Proceeds and products of any of the foregoing, and (d) all collateral security and guaranties given by any Person with respect to any of the foregoing. Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

     Contract Rights means all of the Grantors' rights and remedies with respect to the Assigned Agreements.

     Copyrights means all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, including those listed on Schedule 5, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office, and the right to obtain all renewals of any of the foregoing.

     Copyright Licenses means all written agreements naming any Grantor as licensor or licensee, including those listed on
Schedule 5, granting any right under any Copyright, including the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

     Credit Agreement means the Credit Agreement of even date herewith among the Parent, the other Grantors, the Lenders and the Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.

      Excluded Property means (a) any permit, lease, license, contract or other agreement held by any Grantor or any contract or agreement to which any Grantor is a party (including any rights thereunder) that validly prohibits the creation by such Grantor of a security interest therein or under the terms of which the creation of a security interest therein shall constitute or result (i) in the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than any such permit, lease, license, contract or other agreement, the terms of which prohibiting creation of a security interest or

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having  the result described in clauses (i) and (ii) above  would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, however, that any such Grantor shall make its best efforts to receive the consent of such contracting party for the assignment of any material permit, lease, license, contract or other agreement to the Administrative Agent, upon the request of the Administrative
Agent;  (b)   any  permit,  lease,  license,  contract  or  other
agreement held by any Grantor to the extent that any requirement of law applicable thereto prohibits the creation of a security interest therein (other than any such permit, lease, license, contract or other agreement, to the extent that any requirement of law applicable thereto prohibiting the creation of a security interest therein would be rendered ineffective pursuant to
Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); (c) Equipment owned by any Grantor on the date hereof or hereafter acquired that is subject to a Lien securing a purchase money obligation or obligation under a Capital Lease permitted to be incurred pursuant to the provisions of the Credit Agreement if the contract or other agreement in which such Lien is granted (or the documentation providing for such purchase money obligation or obligation under a Capital Lease) validly prohibits the creation of any other Lien on such Equipment; and (d) equity interests in foreign Subsidiaries; provided, however, that in each case described in clauses (a),
(b) and (c) of this definition, such property shall constitute "Excluded Property" only to the extent and for so long as such
permit,   lease,   license,  contract  or  other   agreement   or
Requirement  of  Law  applicable thereto  validly  prohibits  the
creation  of  a  Lien  on  such  property  in  favor  of   either
Administrative   Agent  and,  upon  the   termination   of   such
prohibition (howsoever occurring), such property shall cease to constitute "Excluded Property."

     Fixtures means all of the following, whether now owned or hereafter acquired by a Grantor: plant fixtures; business fixtures; other fixtures and storage facilities, wherever located; and all additions and accessories thereto and replacements therefor.

     General Intangibles means all "general intangibles" as such term is defined in Section 9-102(a)(42) of the UCC and, in any event, including with respect to any Grantor, all Payment Intangibles, all contracts and Contract Rights (including all Assigned Agreements and Target Undertakings), agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same from time to time may be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith,
(b)  all rights of such Grantor to damages arising thereunder and
(c) all rights of such Grantor to perform and to exercise all remedies thereunder; provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Receivable or any money or other amounts due or to become due under any such Payment Intangible, contract, agreement, instrument or indenture.

     Grantor has the meaning set forth in the preamble hereto.

     Identified Claims means the Commercial Tort Claims described on Schedule 7 as such schedule shall be supplemented from time to time.

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     Intellectual Property means the collective reference to  all
rights,   priorities  and  privileges  relating  to  intellectual
property,  whether arising under United States, multinational  or
foreign   laws  or  otherwise,  including  the  Copyrights,   the
Copyright  Licenses,  the  Patents,  the  Patent  Licenses,   the
Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

     Intercompany Note means any promissory note evidencing loans made by any Grantor to any other Grantor.

     Investment Property means the collective reference to (a) all "investment property" as such term is defined in Section 9-102(a)(49) of the UCC (other than the equity interest of any foreign Subsidiary excluded from the definition of Pledged Equity), (b) all "financial assets" as such term is defined in
Section 8-102(a)(9) of the UCC, and (c) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Equity.

     Issuers means the collective reference to each issuer of any Investment Property.

     Paid in Full means (a) the payment in full in cash and performance of all Secured Obligations, (b) the termination of all Commitments and (c) either (i) the cancellation and return to the Administrative Agent of all Letters of Credit or (ii) the cash collateralization of all Letters of Credit in accordance with the Credit Agreement.

     Parent has the meaning set forth in the preamble hereto.

     Patents means (a) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including any of the foregoing referred to in Schedule 5, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including any of the foregoing referred to in Schedule 5, and (c) all rights to obtain any reissues or extensions of the foregoing.

     Patent Licenses means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including any of the foregoing referred to in
Schedule 5.

     Payments has the meaning set forth in Section 2.2 hereto.

     Pledged Equity means the equity interests listed on Schedule 1, together with any other equity interests, certificates, options or rights of any nature whatsoever in respect of the equity interests of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect;
provided that in no event shall any equity interests of any foreign Subsidiary be included in the definition of Pledged Equity.

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     Pledged  Notes means all promissory notes listed on Schedule
1, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

     Pro Rata Share has the meaning ascribed to such term in sub-part (c) of the definition of "Pro Rata Share" set forth in the Credit Agreement.

     Proceeds  means all "proceeds" as such term  is  defined  in
Section 9-102(a)(64) of the UCC and, in any event, shall include all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

     Receivable means any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including any Accounts).

     Secured Obligations means, individually, with respect to each Grantor, all Obligations of such Grantor, and collectively, with respect to all Grantors, all Obligations of all Grantors.

     Securities Act means the Securities Act of 1933, as amended.

     Target Undertakings means, collectively, all representations, warranties, covenants and agreements in favor of any Grantor, and all indemnifications for the benefit of any Grantor relating thereto, pursuant to the Assigned Agreements.

     Trademarks means (a) all trademarks, trade names, corporate names, the company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including any of the foregoing referred to in Schedule 5, and (b) the right to obtain all renewals thereof.

     Trademark Licenses means, collectively, each agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including any of the foregoing referred to in Schedule 5.

     UCC means the Uniform Commercial Code as in effect on the date hereof and from time to time in the State of Illinois, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

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SECTION 2  GRANT OF SECURITY INTEREST.

          2.1 Grant. Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders and (to the extent provided herein) their Affiliates, a continuing security interest in all of its Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations.

           Notwithstanding anything to the contrary contained in this Section 2, the security interest created by this Agreement shall not extend to any Excluded Property. The Grantors shall from time to time at the request of the Administrative Agent give written notice to the Administrative Agent identifying in reasonable detail the Excluded Property (and stating in such notice that such property constitutes "Excluded Property") and shall provide to the Administrative Agent such other information regarding the Excluded Property as the Administrative Agent may reasonably request and (ii) from and after the Closing Date, no Grantor shall permit to become effective in any document creating, governing or providing for any permit, lease or license, a provision that would prohibit the creation of a Lien on such permit, lease or license in favor of the Administrative Agent unless such Grantor believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type and is otherwise permitted by the Credit Agreement.

          2.2 Collateral Assignment of Rights under the Assigned Agreements. Each Grantor hereby irrevocably authorizes and empowers the Administrative Agent or its agents, in their sole discretion, to assert, either directly or on behalf of any Grantor, at any time that an Event of Default is in existence, any claims any Grantor may from time to time have against a party with which such Grantor has a contractual relationship pursuant to an Assigned Agreement (a "Contracting Party") with respect to any and all of the Contract Rights or with respect to any and all payments or other obligations due from such Contracting Party or any of its affiliates to the Parent under or pursuant to the Assigned Agreement ("Payments"), and to receive and collect any damages, awards and other monies resulting therefrom and to apply the same on account of the Secured Obligations. After the occurrence of any Event of Default, the Administrative Agent may provide notice to any Contracting Party that all Payments shall be made to or at the direction of the Administrative Agent for so long as such Event of Default shall be continuing; provided, however, that upon a termination or waiver of such Event of Default the Administrative Agent shall promptly notify the Contracting Party that all Payments shall, from that point forward, be made to the Grantor. Each Grantor hereby irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees, or agents designated by the Administrative Agent) as such Grantor's true and lawful attorney (and agent-in-
fact) for the purpose of enabling the Administrative Agent or its agents to assert and collect such claims and to apply such monies in the manner set forth hereinabove.

SECTION 3  REPRESENTATIONS AND WARRANTIES.

          To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Co-

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Borrowers  thereunder, each Grantor jointly and severally  hereby represents and warrants to the Administrative Agent and each Lender that:

          3.1 Title; No Other Liens. Except for Permitted Liens, the Grantors own each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except filings evidencing Permitted Liens and filings for which termination statements have been delivered to the Administrative Agent.

          3.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 2 (which, in the case of all filings and other documents referred to on
Schedule 2, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Lenders, as collateral security for each Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of each Grantor and any Persons purporting to purchase any Collateral from each Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Liens for which priority is accorded under applicable law. The filings and other actions specified on Schedule 2 constitute all of the filings and other actions necessary to perfect all security interests granted hereunder.

          3.3 Grantor Information. On the date hereof, sets forth (a) each Grantor's jurisdiction of organization, (b) the location of each Grantor's chief executive office, (c) each Grantor's exact legal name as it appears on its organizational documents and (d) each Grantor's organizational identification number (to the extent a Grantor is organized in a jurisdiction which assigns such numbers) and federal employer identification number.

          3.4        Collateral Locations.  On the  date  hereof,
Schedule 4 sets forth (a) each place of business of each Grantor (including its chief executive office), (b) all locations where all Inventory and the Equipment owned by each Grantor is kept, except with respect to Inventory and Equipment with a fair market value of less than $50,000 (in the aggregate for all Grantors) which may be located at other locations and (c) whether each such Collateral location and place of business (including each Grantor's chief executive office) is owned or leased (and if leased, specifies the complete name and notice address of each lessor). No Collateral is located outside the United States or in the possession of any lessor, bailee, warehouseman or consignee, except as indicated on Schedule 4.

          3.5 Certain Property. None of the Collateral constitutes, or is the Proceeds of, (a) Farm Products, (b) Health Care Insurance Receivables or (c) vessels, aircraft or any other property subject to any certificate of title or other registration statute of the United States, any State or other jurisdiction, except for personal vehicles owned by the Grantors and used by employees of the Grantors in the ordinary course of business with an aggregate fair market value of less than $50,000 (in the aggregate for all Grantors).

          3.6 Investment Property. (a) The Pledged Equity pledged by each Grantor hereunder constitute all the issued and outstanding equity interests of each Issuer owned by such Grantor.

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          (b)        All of the Pledged Equity has been duly  and
validly issued and is fully paid and nonassessable.

          (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing).

          (d) Schedule 1 lists all Investment Property owned by each Grantor. Each Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except Permitted Liens.

          3.7 Receivables. (a) No material amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

          (b)         No   obligor   on  any  Receivable   is   a
governmental authority.

          (c) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables (to the extent such representations are required by any of the Loan Documents) will at all such times be accurate.

          3.8 Intellectual Property. (a) Schedule 5 lists all Intellectual Property owned by such Grantor in its own name on the date hereof.

          (b)       On the date hereof, all material Intellectual
Property owned by any Grantor is valid, subsisting, unexpired and enforceable and has not been abandoned.

          (c)        Except as set forth in Schedule 5,  none  of
the   material  Intellectual  Property  is  the  subject  of  any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

          (d) Each Grantor owns and possesses or has a license or other right to use all Intellectual Property as is necessary for the conduct of the businesses of such Grantor, without any infringement upon rights of others which could reasonably be expected to have a Material Adverse Effect.

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          3.9         Depositary   and   Other   Accounts.    All
depositary and other accounts maintained by each Grantor are described on Schedule 6 hereto, which description includes for each such account the name of the Grantor maintaining such account, the name, address, telephone and fax numbers of the financial institution at which such account is maintained, the account number and the account officer, if any, of such account.

Section 4  COVENANTS.

          Each   Grantor   covenants   and   agrees   with    the
Administrative Agent and the Lenders that, from and after the date of this Agreement until the Secured Obligations shall have been Paid in Full:

          4.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner reasonably satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement. In the event that an Unmatured Event of Default or Event of Default shall have occurred and be continuing, upon the request of the Administrative Agent, any Instrument, Certificated Security or Chattel Paper not theretofore delivered to the Administrative Agent and at such time being held by any Grantor shall be immediately delivered to the Administrative Agent, duly indorsed in a manner reasonably satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

          4.2        Maintenance of Perfected Security  Interest;
Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in
Section 3.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

          (b) Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.

          (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including (i) filing any financing or continuation statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable UCC) with respect thereto and (iii) if requested by the Administrative Agent, delivering, to the extent permitted by law, any original motor vehicle certificates of title received by such Grantor from the applicable secretary of state or other governmental authority after information reflecting the Administrative Agent's security interest has been recorded therein.

4.3 Changes in Locations, Name, etc. Such Grantor shall not, except upon 30 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of (a) all additional financing statements and other documents reasonably requested by the Administrative Agent as to the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 4 showing any additional location at which Inventory or Equipment shall be kept:

          (i) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule 4; provided, that up to $50,000 (in the aggregate for all Grantors) in fair market value of any such Inventory and Equipment may be kept at other locations;

          (ii) change its jurisdiction of organization or the location of its chief executive office from that specified on
Schedule 3 or in any subsequent notice delivered pursuant to this
Section 4.3; or

          (iii) change its name, identity or corporate structure.

          4.4         Notices.   Such  Grantor  will  advise  the
Administrative Agent and the Lenders promptly, in reasonable detail, of:

          (a) any Lien (other than Permitted Liens) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder;
and

          (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereby.

          4.5        Investment  Property.  (a) If  such  Grantor
shall become entitled to receive or shall receive any certificate, option or rights in respect of the equity interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any of the Pledged Equity, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the
Administrative Agent, if required, together with an undated instrument of transfer covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent reasonably requests, signature guarantied, to be held by the Administrative Agent, subject to the terms hereof, as additional Collateral for the Secured Obligations. Upon the occurrence and during the continuance of an Event of Default, (i) any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional Collateral for the Secured Obligations, and (ii) in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected Lien in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional Collateral for the Secured Obligations. Upon the occurrence and during the continuance of an Event of Default, if any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Grantor, as additional Collateral for the Secured Obligations.

          (b) Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any equity interests of any nature or to issue any other securities or interests convertible into or granting the right to purchase or exchange for any equity interests of any nature of any Issuer, except, in each case, as permitted by the Credit Agreement, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement) other than, with respect to Investment Property not constituting Pledged Equity or Pledged Notes, any such action which is not prohibited by the Credit Agreement, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for Permitted Liens, or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof, except, with respect to such Investment Property, shareholders' agreements entered into by such Grantor with respect to Persons in which such Grantor maintains an ownership interest of 50% or less.

          (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 4.5(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 5.3(c) and
5.7 shall apply to such Grantor with respect to all actions that may be required of it pursuant to Section 5.3(c) or 5.7 regarding the Investment Property issued by it.

          4.6 Receivables. (a) Other than in the ordinary course of business consistent with its past practice and in amounts which are not material to such Grantor, in addition to its requirements under the Credit Agreement, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

          (b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables for all Grantors.

4.7 Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) continue to use each Trademark material to its business in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past or improve the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable law, (iv)
not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or unenforceable in any way.

          (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any Patent material to its business may become forfeited, abandoned or dedicated to the public.

          (c) Such Grantor (either itself or through licensees) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of such Copyrights may become invalidated or otherwise unenforceable. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of such Copyrights may fall into the public domain.

          (d)         Such  Grantor  (either  itself  or  through
licensees)  will  not  do  any  act  that  knowingly   uses   any
Intellectual Property material to its business to infringe the intellectual property rights of any other Person.

          (e) Such Grantor will notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding, such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

          (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for a Patent or an application for the registration of a Trademark with the United States Patent and Trademark Office, or file an application for the registration of a Copyright with the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent concurrently with the next delivery of financial statements of the Parent pursuant to Section 10.1 of the Credit Agreement. Upon the request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

          (g) Such Grantor will take all reasonable and necessary steps to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of all material Intellectual Property owned by it, as commercially reasonable.

          (h) In the event that any material Intellectual Property is infringed upon or misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such
Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and, to the extent, in its reasonable judgment, such Grantor determines it appropriate under the circumstances, sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

          (i) Upon the occurrence and during the continuance of an Event of Default, Administrative Agent is hereby granted a license to use, without charge, any Intellectual Property, as it pertains to any Collateral, in completing, advertising for sale, and selling any Collateral and Grantor's rights under all licenses and all franchise agreements shall insure to the Administrative Agent's benefit.

          4.8       Target Undertakings.

          (a) Each Grantor shall keep the Administrative Agent informed of all circumstances bearing upon any potential claim under or with respect to the Assigned Agreements and the Target Undertakings and such Grantor shall not, without the prior written consent of the Administrative Agent, (i) waive any of its rights or remedies under any Assigned Agreement with respect to any of the Target Undertakings in excess of $50,000, (ii) settle, compromise or offset any amount payable by the Target to such Grantor under any Assigned Agreement in excess of $50,000 or
(iii) amend or otherwise modify any Assigned Agreement in any manner which is adverse to the interests of the Administrative Agent or any Lender.

          (b) Each Grantor shall perform and observe all the terms and conditions of each Assigned Agreement to be performed by it, maintain each Assigned Agreement in full force and effect, enforce each Assigned Agreement in accordance with its terms and take all such action to such end as may from time to time be reasonably requested by the Administrative Agent.

          (c) Anything herein to the contrary notwithstanding, (i) each applicable Grantor shall remain liable under each Assigned Agreement to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any Assigned Agreement and (iii) neither the Administrative Agent nor any other Lender shall have any obligation or liability under any Assigned Agreement by reason of this Agreement, nor shall the Administrative Agent or any other Lender be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          4.9       Depositary and Other Deposit Accounts.

          (a) No Grantor maintains any depositary or other deposit accounts (the "Deposit Accounts") with any bank (the "Deposit Account Banks") other than those listed in Schedule 6. Each Grantor hereby authorizes each Deposit Account Bank to provide the Administrative Agent with such information with respect to the Deposit Accounts as the Administrative Agent may from time to time reasonably request, and each Grantor hereby consents to such information being provided to the Administrative Agent. Each Grantor will cause each Deposit Account Bank to enter into a bank agency or other similar agreement with the Administrative Agent and such Grantor, in the form attached hereto as Annex I (a "Deposit Account Control Agreement") and otherwise in substance satisfactory to the Administrative Agent, in order to give the Administrative Agent "control" (as defined in the UCC) of such account. Each Grantor shall direct all Account Debtors to make all payments on the Accounts directly to a the applicable Deposit Account maintained with the applicable Deposit Account Bank.

          (b) No Grantor shall open any depositary or other deposit accounts unless (i) such Grantor shall have given the Administrative Agent 10 days' prior written notice of its intention to open any such new deposit accounts; (ii) such Grantor shall deliver to the Administrative Agent a revised version of Schedule 6, showing any changes thereto within 5 days of any such change; and (iii) shall cause such Grantor to enter into a Deposit Account Control Agreement in the form attached hereto as Annex I and otherwise satisfactory to the Administrative Agent. No Grantor shall close any Deposit Account maintained with a Deposit Account Bank without the prior written consent of the Administrative Agent.

          (c) If any Grantor or any director, officer, employee, agent of such Grantor, or any other Person acting for or in concert with such Grantor shall receive any monies, checks, notes, drafts or other payments relating to or as proceeds of Accounts or other Collateral, such Grantor and each such Person shall receive all such items in trust for, and as the sole and exclusive property of, the Administrative Agent and the Lenders and, promptly upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to a Deposit Account.

          (d) So long as no Event of Default shall have occurred and be continuing, the Grantors may draw checks on, and otherwise withdraw amounts from a Deposit Account maintained with a Deposit Account Bank in such amounts as may be required in the ordinary course of business or as permitted under the Credit Agreement, including, without limitation, to pay or prepay Debt (as defined in the Credit Agreement) outstanding under the Loan Documents (as defined in the Credit Agreement). If an Event of Default shall have occurred and be continuing, the Administrative Agent may, at any time and without notice to, or consent from, any Grantor, order any Deposit Account Bank, pursuant to a Deposit Account Control Agreement, to transfer, or direct the transfer of, funds from any Deposit Account maintained at such Deposit Account Bank to satisfy the Grantors' obligations under the Loan Documents (as defined in the Credit Agreement).

          (e) For the purpose of this section, each Grantor irrevocably hereby makes, constitutes and appoints the Administrative Agent (and all Persons designated by the Administrative Agent for that purpose) as such Grantor's true and lawful attorney and agent-in-fact (i) to endorse such Grantor's name upon said items of payment and/or proceeds of Collateral and upon any Chattel Paper, document, Instrument, invoice or similar document or agreement relating to any Account of the such Grantor or goods pertaining thereto; (ii) to take control in any manner of any item of payment or proceeds thereof; and (iii) to have access to any lock box or postal box into which any of such Grantor's mail is deposited, and open and process all mail addressed to the such Grantor and deposited therein.

          4.10      Other Matters.

          (a) If any Grantor shall cause to be delivered Inventory or other property in excess of $50,000 in fair market value to any bailee after the Closing Date, such Grantor shall use reasonable efforts to cause such bailee to sign a Collateral Access Agreement. Such requirement may be waived at the option of the Administrative Agent. If any Grantor shall lease any real property or facilities and the value of property of such Grantor located at such leased real property is in excess of $50,000 in fair market value after the Closing Date, such Grantor shall use reasonable efforts to cause the landlord in respect of such leased property or facilities to sign a Collateral Access Agreement. Such requirement may be waived at the option of the Administrative Agent.

          (b) Each Grantor authorizes the Administrative Agent to, at any time and from time to time, file financing statements, continuation statements, and amendments thereto that describe the Collateral as "all assets" of each Grantor, or words of similar effect, and which contain any other information required pursuant to the UCC for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, and each Grantor agrees to furnish any such information to the Administrative Agent promptly upon request. Any such financing statement, continuation statement, or amendment may be signed by the Administrative Agent on behalf of any Grantor and may be filed at any time in any jurisdiction.

          (c) Each Grantor shall, at any time and from time and to time, take such steps as the Administrative Agent may reasonably request for the Administrative Agent (i) to obtain an acknowledgement, in form and substance reasonably satisfactory to the Administrative Agent, of any bailee having possession of any of the Collateral, stating that the bailee holds such Collateral for the Administrative Agent, (ii) to obtain "control" of any letter-of-credit rights, or electronic chattel paper (as such terms are defined by the UCC with corresponding provisions thereof defining what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance reasonably satisfactory to the Administrative Agent, and (iii) otherwise to insure the continued perfection and priority of the Administrative Agent's security interest in any of the Collateral and of the preservation of its rights therein. If any Grantor shall at any time, acquire a "commercial tort claim" (as such term is defined in the UCC) in excess of $50,000, such Grantor shall promptly notify the Administrative Agent thereof in writing and supplement Schedule 7, therein providing a reasonable description and summary thereof, and upon delivery thereof to the Administrative Agent, such Grantor shall be deemed to thereby grant to the Administrative Agent (and such Grantor hereby grants to the Administrative Agent) a security interest and lien in and to such commercial tort claim and all proceeds thereof, all upon the terms of and governed by this Agreement.

          (d) Without limiting the generality of the foregoing, if any Grantor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record", as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in
<section>  16 of the Uniform Electronic Transactions  Act  as  in
effect in any relevant jurisdiction, such Grantor shall promptly notify the Administrative Agent thereof and, at the request of the Administrative Agent, shall take such action as the Administrative Agent may reasonably request to vest in the Administrative Agent "control" under Section 9-105 of the UCC of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, <section> 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Administrative Agent agrees with the Grantors that the Administrative Agent will arrange, pursuant to procedures satisfactory to the Administrative Agent and so long as such procedures will not result in the Administrative Agent's loss of control, for the Grantors to make alterations to the electronic chattel paper or transferable record permitted under
Section 9-105 of the UCC or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or <section> 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by any Grantor with respect to such electronic chattel paper or transferable record.

SECTION 5  REMEDIAL PROVISIONS.

          5.1 Certain Matters Relating to Receivables. (a) At any time and from time to time after the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to make test verifications of the
Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon the Administrative Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, agings and test verifications of, and trial balances for, the Receivables.

          (b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables, and the Administrative Agent may curtail or terminate such authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within 2 Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a collateral account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 5.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

          (c) At any time and from time to time after the occurrence and during the continuance of an Event of Default, at the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including all original orders, invoices and shipping receipts.

          (d) Each Grantor hereby irrevocably authorizes and empowers the Administrative Agent, in the Administrative Agent's sole discretion, at any time after the occurrence and during the continuance of an Event of Default, to assert, either directly or on behalf of such Grantor, any claim such Grantor may from time to time have against the sellers under or with respect to the Assigned Agreements and to receive and collect any and all damages, awards and other monies resulting therefrom and to apply the same to the Obligations. Each Grantor hereby irrevocably makes, constitutes and appoints the Administrative Agent as its true and lawful attorney in fact for the purpose of enabling the Administrative Agent to assert and collect such claims and to apply such monies in the manner set forth above, which appointment, being coupled with an interest, is irrevocable.

          5.2 Communications with Obligors; Grantors Remain Liable. (a) The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Receivables.

          (b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Administrative Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent.

          (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable in respect of each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the
sufficiency  of  any  payment  received  by  it  or  as  to   the
sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (d) For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement, each Grantor hereby grants to the Administrative
Agent, for the benefit of the Administrative Agent and the Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

          5.3 Investment Property. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 5.3(b), each Grantor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Equity and all payments made in respect of the Pledged Notes, to the extent permitted in the Credit Agreement, and to exercise all voting and other rights with respect to the Investment Property; provided, that no vote shall be cast or other right exercised or action taken which could impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

          (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends and distributions, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) any or all of the
Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting and other rights pertaining to such Investment Property at any meeting of holders of the equity interests of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying and
(ii) unless otherwise expressly permitted hereby, pay any dividends, distributions or other payments with respect to the Investment Property directly to the Administrative Agent.

5.4 Proceeds to be Turned Over to Administrative Agent. In addition to the rights of the Administrative Agent and the Lenders specified in Section 5.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other cash equivalent items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the
Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a collateral account maintained under its sole dominion and control. All Proceeds, while held by the Administrative Agent in any collateral account (or by such Grantor in trust for the Administrative Agent and the Lenders) established pursuant hereto, shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 5.5.

          5.5 Application of Proceeds. At such intervals as may be agreed upon by the Parent and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds from the sale of, or other realization upon, all or any part of the Collateral in payment of the Secured Obligations in such order as the Administrative Agent shall determine in its discretion. Any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Administrative Agent to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Secured Obligations shall have been Paid in Full shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same. In the absence of a specific determination by the Administrative Agent, the Proceeds from the sale of, or other realization upon, all or any part of the Collateral in payment of the Secured Obligations shall be applied in the following order:

          FIRST, to the payment of all fees, costs, expenses and indemnities of the Administrative Agent (in its capacity as such), including Attorney Costs, and any other Secured Obligations owing to the Administrative Agent in respect of sums advanced by the Administrative Agent to preserve the Collateral or to preserve its security interest in the Collateral, until paid in full;

          SECOND, to the payment of all fees, costs, expenses and indemnities of the Lenders, in its Pro-Rata Share, until paid in full;

          THIRD, to the payment of all of the Secured Obligations in respect of the Swing Line Loans to the Swing Line Lender, until paid in full;

          FOURTH, to the payment of all of the Secured Obligations (other than Bank Product Obligations and Hedging Obligations) consisting of accrued and unpaid interest owing to any Lender, in its Pro-Rata Share, until paid in full;

          FIFTH, to the payment of all Secured Obligations (other than Bank Product Obligations and Hedging Obligations) consisting of principal owing to any Lender, in its Pro-Rata
     Share, until paid in full;

          SIXTH, to the payment of the Administrative Agent an amount equal to all Secured Obligations in respect of outstanding Letters of Credit to be held as cash collateral in respect of such obligations;

          SEVENTH,   to   the  payment  of  all   Bank   Products
     Obligations and Hedging Obligations owing to any Lender or its Affiliates, in its Pro-Rata Share, until paid in full;

          EIGHTH, to the payment of all other Secured Obligations owing to each Lender, in its Pro-Rata Share, until paid in full; and

          NINTH, to the payment of any remaining Proceeds, if any, to whomever may be lawfully entitled to receive such amounts.

          5.6 UCC and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery with assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this
Section 5.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including Attorney Costs to the payment in whole or in part of the Secured Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          5.7 Registration Rights. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Equity pursuant to Section 5.6, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Equity, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Equity, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Equity, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Equity, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Equity for the period of time necessary to permit the Issuer thereof to register such securities or other interests for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

          (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Equity pursuant to this Section 5.7 valid and binding and in compliance with applicable law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 5.7 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this
Section 5.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

          5.8 Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-626 of the UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations in full and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

SECTION 6  THE ADMINISTRATIVE AGENT.

          6.1 Administrative Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of and at the expense of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

          (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

          (iii) discharge Liens levied or placed on or threatened against the Collateral, and effect any repairs or insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (iv) execute, in connection with any sale provided for in Section 5.6 or 5.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; (8) vote any right or interest with respect to any Investment Property; (9) order good standing certificates and conduct lien searches in respect of such jurisdictions or offices as the Administrative Agent may deem appropriate; and (10) generally sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     Anything in this Section 6.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 6.1(a) unless an Event of Default shall have occurred and be continuing.

          (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          (c) Each Grantor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          6.2 Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent or any Lender nor any of their respective officers, directors, employees or agents shall be liable for any failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers.

The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder.

          6.3 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 7  MISCELLANEOUS.

          7.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 15.1 of the Credit Agreement.

          7.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be addressed to the Parent and effected in the manner provided for in Section 15.3 of the Credit Agreement and each Grantor hereby appoints the Parent as its agent to receive notices hereunder.

          7.3 Indemnification by Grantors. THE GRANTORS, JOINTLY AND SEVERALLY, HEREBY AGREE TO INDEMNIFY, EXONERATE AND HOLD EACH LENDER PARTY FREE AND HARMLESS FROM AND AGAINST ANY AND ALL INDEMNIFIED LIABILITIES, INCURRED BY THE LENDER PARTIES OR ANY OF THEM AS A RESULT OF, OR ARISING OUT OF, OR RELATING TO (A) ANY TENDER OFFER, MERGER, PURCHASE OF EQUITY INTERESTS, PURCHASE OF ASSETS (INCLUDING THE RELATED TRANSACTIONS) OR OTHER SIMILAR TRANSACTION FINANCED OR PROPOSED TO BE FINANCED IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, WITH THE PROCEEDS OF ANY OF THE LOANS, (B) THE USE, HANDLING, RELEASE, EMISSION, DISCHARGE, TRANSPORTATION, STORAGE, TREATMENT OR DISPOSAL OF ANY HAZARDOUS SUBSTANCE AT ANY PROPERTY OWNED OR LEASED BY ANY GRANTOR, (C) ANY VIOLATION OF ANY ENVIRONMENTAL LAWS WITH RESPECT TO CONDITIONS AT ANY PROPERTY OWNED OR LEASED BY ANY GRANTOR OR THE OPERATIONS CONDUCTED THEREON, (D) THE INVESTIGATION, CLEANUP OR REMEDIATION OF OFFSITE LOCATIONS AT WHICH ANY LOAN PARTY OR THEIR RESPECTIVE PREDECESSORS ARE ALLEGED TO HAVE DIRECTLY OR INDIRECTLY DISPOSED OF HAZARDOUS SUBSTANCES OR (E) THE EXECUTION, DELIVERY, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BY

ANY OF THE LENDER PARTIES, EXCEPT FOR ANY SUCH INDEMNIFIED LIABILITIES ARISING ON ACCOUNT OF THE APPLICABLE LENDER PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A FINAL, NONAPPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION. IF AND TO THE EXTENT THAT THE FOREGOING UNDERTAKING MAY BE UNENFORCEABLE FOR ANY REASON, EACH GRANTOR HEREBY AGREES TO MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION OF EACH OF THE INDEMNIFIED LIABILITIES WHICH IS PERMISSIBLE UNDER APPLICABLE LAW. ALL OBLIGATIONS PROVIDED FOR IN THIS SECTION 7.3 SHALL SURVIVE REPAYMENT OF ALL (AND SHALL BE) SECURED OBLIGATIONS (AND TERMINATION OF ALL COMMITMENTS UNDER THE CREDIT AGREEMENT), ANY FORECLOSURE UNDER, OR ANY MODIFICATION, RELEASE OR DISCHARGE OF, ANY OR ALL OF THE COLLATERAL DOCUMENTS AND TERMINATION OF THIS AGREEMENT.

          7.4 Enforcement Expenses. (a) Each Grantor agrees, on a joint and several basis, to pay or reimburse on demand the Administrative Agent for all reasonable out-of-pocket costs and expenses (including Attorney Costs) incurred in enforcing or preserving any rights under this Agreement and the other Loan Documents.

          (b) Each Grantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

          (c) The agreements in this Section 7.4 shall survive repayment of all (and shall be) Secured Obligations (and termination of all commitments under the Credit Agreement), any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents and termination of this Agreement.

          7.5        Captions.   Section captions  used  in  this
Agreement are for convenience only and shall not affect the construction of this Agreement.

          7.6 Nature of Remedies. All Secured Obligations of each Grantor and rights of the Administrative Agent and the Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

          7.7 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by telecopy of any executed signature page to this

Agreement or any other Loan Document shall constitute effective delivery of such signature page.

          7.8 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

          7.9 Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and any prior arrangements made with respect to the payment by any Grantor of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Administrative Agent or the Lenders.

          7.10 Successors; Assigns. This Agreement shall be binding upon Grantors, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of Grantors, Lenders and the Administrative Agent and the successors and assigns of the Lenders and the Administrative Agent. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. No Grantor may assign or transfer any of its rights or Obligations under this Agreement without the prior written consent of the Administrative Agent.

          7.11 Governing Law. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

          7.12 Forum Selection; Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE
JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, RETURN RECEIPT CONFIRMING DELIVERY REQUIRED, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF

VENUE  OF  ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED
TO  ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT
IN AN INCONVENIENT FORUM.

          7.13 Waiver of Jury Trial. EACH GRANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          7.14 Set-off. Each Grantor agrees that the Administrative Agent and each Lender have all rights of set-off and bankers' lien provided by applicable law, and in addition thereto, each Grantor agrees that at any time any Event of Default exists, the Administrative Agent and each Lender may apply to the payment of any Secured Obligations, whether or not then due, any and all balances, credits, deposits, accounts or moneys of such Grantor then or thereafter with the Administrative Agent or such Lender.

          7.15        Acknowledgements.   Each   Grantor   hereby
acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

          (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

          7.16 Additional Grantors. Each Loan Party that is required to become a party to this Agreement pursuant to Section
10.10 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Loan Party of a joinder agreement in the form of Annex II hereto.

          7.17 Releases. (a) At such time as the Secured Obligations have been Paid in Full, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to the Grantors any Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination and release.

          (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Parent, a Grantor (other than the Parent) shall be released from its obligations hereunder in the event that all the equity interests of such Grantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Parent shall have delivered to the Administrative Agent, with reasonable notice prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Parent stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

          7.18 Obligations and Liens Absolute and Unconditional. Each Grantor understands and agrees that the obligations of each Grantor under this Agreement shall be construed as a continuing, absolute and unconditional without regard to (a) the validity or enforceability of any Loan Document, any of the Secured Obligations or any other collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Grantor or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Grantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Grantor for the Secured Obligations, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Grantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any other Grantor or any other Person or against any collateral security or guaranty for the Secured Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from any other Grantor or any other Person or to realize upon any such collateral security or guaranty or to exercise any such right of offset, or any release of any other Grantor or any other Person or any such collateral security, guaranty or right of offset, shall not relieve any Grantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Grantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          7.19 Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor or any Issuer for liquidation or reorganization, should Grantor or any Issuer become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's or and Issuer's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                    [signature pages follow]

          Each of the undersigned has caused this Security
Agreement to be duly executed and delivered as of the date first above written.



                              LASALLE  BANK NATIONAL ASSOCIATION,
                              as Agent


                              By:
                                  ------------------------------
                              Title:
                                     ---------------------------

Ennis, Inc.
Ennis Business Forms of Kansas, Inc.
Connolly Tool and Machine Co.
Admore, Inc.
PFC Products, Inc.
Ennis Acquisitions, Inc.
Northstar Computer Forms, Inc.
General Financial Supply, Inc.
Calibrated Forms Co. Inc.
Crabar/GBF, Inc.
Royal Business Forms, Inc.
Midlothian Holdings LLC (to be renamed Alstyle Apparel LLC)
A and G, Inc.
Alstyle Ensenada LLC
Alstyle Hermosilla LLC
The Great Pumpkin, Inc.
Diaco USA, LLC

By:
   -----------------------------
  Keith S. Walters, President of each

American Forms I, L.P.
Adams McClure I, L.P.
Texas EBF,  L.P.
Ennis Sales, L.P.
Ennis Management, L.P.

By: Ennis, Inc., the sole general partner of each


  By:
     ----------------------------
     Keith S. Walters, President

                           SCHEDULE 1

                       INVESTMENT PROPERTY





A.   PLEDGED EQUITY

        Grantor       Issuer      Pledged    Percentage  Certificate
       (owner of                  Equity      of Issuer   (Indicate
       Record of                Description                  No.)
     such Pledged
        Equity)






B.   PLEDGED NOTES

        Grantor (owner of          Issuer            Pledged Notes
     Record of such Pledged                           Description
             Notes)







C.   OTHER INVESTMENT PROPERTY

                Grantor             Investment Property Description







                           SCHEDULE 2

                     FILINGS AND PERFECTION


      GRANTOR          FILING REQUIREMENT       FILING OFFICE
                        OR OTHER ACTION







































                           SCHEDULE 3

                       GRANTOR INFORMATION


  GRANTOR       STATE OF      FEIN       CHIEF     Organizational
(exact legal  ORGANIZATION             EXECUTIVE         ID
   name)                                OFFICE





































                           SCHEDULE 4

                    A.   COLLATERAL LOCATIONS




   GRANTOR      COLLATERAL       COLLATERAL           OWNER/LESSOR
                                  LOCATION            (IF LEASED)
                            OR PLACE OF BUSINESS
                              (INCLUDING CHIEF
                              EXECUTIVE OFFICE)

















            B.   COLLATERAL IN POSSESSION OF LESSOR,
                  BAILEE, CONSIGNEE OR WAREHOUSEMAN


    GRANTOR         COLLATERAL     LESSOR/BAILEE/CONSIGNEE/WAREHOUSE
                                                  MAN











                           SCHEDULE 5

                      INTELLECTUAL PROPERTY
Patents and Patent Licenses

      Grantor          Patent       Patent       Date     Date
                       Number     Application   Patent   Patent
                                    Number      Issued  Applied










Trademarks and Trademark Licenses


Grantor   Trademark  Trademark     Trademark      Date of     Date of
           Number   Application   Registration  Application Registration
                       Number        Number










Copyrights


      Grantor         Copyright   Copyright     Copyright    Copyright
                        Title    Application  Registration  Application
                                                Number         Number







                           SCHEDULE 6

              DEPOSITARY AND OTHER DEPOSIT ACCOUNTS



 GRANTOR   FINANCIAL      ACCOUNT     ACCOUNT       CONTACT
          INSTITUTION      NAME       NUMBER      INFORMATION

                           SCHEDULE 7

                     COMMERCIAL TORT CLAIMS

                             ANNEX I

            FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT

                                        November   , 2004
[Bank]


-------------------------
-------------------------
-------------------------
Ladies and Gentlemen:

          1. ---------------- ("Bank") is advised that LaSalle Bank National Association, as agent ("Agent") for itself and various other Lenders ("Lenders") is making, or may in the future make, loans to [Borrower], a --------- [corporation /limited liability company/limited partnership] ("Borrower"), with a place of business at --------------------------, which loans are secured by substantially all of the assets of Borrower including, without limitation, the deposit accounts listed on Exhibit A hereto.

          2. Borrower and Bank hereby confirm to Agent that the deposit accounts listed on Exhibit A constitute all of the deposit accounts of Borrower at Bank (the "Bank Accounts"). By its signature below Bank hereby acknowledges the security interest of Lenders in such Bank Accounts and agrees that it will comply with all instructions from Agent directing disposition of the funds in the Bank Accounts without further direction from Borrower. Prior to written notice from Agent directing the disposition of such funds, which notice shall not be given by Agent unless an Event of Default exists under the documents evidencing the loans to Borrower by Lenders, Borrower may direct and Bank shall follow the direction of Borrower with respect to the Bank Accounts. Bank further represents, warrants and covenants that it has not agreed and will not agree to comply with the instructions of any other party directing disposition of the funds in the Bank Accounts. All fees, costs, charges and expenses related to the Bank Accounts shall be payable by
Borrower and in no event shall Agent or any Lender be charged therefor. Bank hereby agrees, with knowledge that Lenders' financing of Borrower will be in reliance hereon, that it will not exercise or claim any right of setoff, deduction, banker's lien or any other claim against any deposits made in the Bank Accounts; provided, that Bank may exercise such setoff, deduction, banker's lien and other claims solely with respect to fees, service charges and expenses related to the administration of such Bank Accounts.

          3. Bank shall be fully protected in acting only on any order or direction by Agent respecting the Bank Accounts without making any inquiry whatsoever as to Agent's right or authority to give such order or direction or as to the application of any payment made pursuant thereto.

          4. This Agreement may not be terminated nor may the Bank Account be closed until sixty (60) days following actual receipt by Agent of written notice of the proposed termination or closing. Any additional deposit accounts opened by Borrower at Bank shall also constitute Bank Accounts subject to the terms hereof.

                      [Add signature page.]

                            ANNEX II

              FORM OF JOINDER TO SECURITY AGREEMENT

     This JOINDER AGREEMENT (this "Agreement") dated as of [ ] is executed by the undersigned for the benefit of LaSalle Bank National Association, as the Administrative Agent (the "Administrative Agent") in connection with that certain Security
Agreement dated as of [        ] among the Grantors party thereto
and the Administrative Agent (as amended, restated, supplemented or modified from time to time, the "Security Agreement"). Capitalized terms not otherwise defined herein are being used herein as defined in the Security Agreement.

     Each Person signatory hereto is required to execute this Agreement pursuant to Section 7.16 of the Security Agreement.

     In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each signatory hereby agrees as follows:

     1. Each such Person assumes all the obligations of a Grantor under the Security Agreement and a Co-Borrower under the terms of the Credit Agreement and agrees that such person or entity is a Grantor and bound as a Grantor under the terms of the Security Agreement and as a Co-Borrower under the terms of the Credit Agreement, as if it had been an original signatory to such agreements. In furtherance of the foregoing, such Person hereby assigns, pledges and grants to the Administrative Agent a security interest in all of its right, title and interest in and to the Collateral owned thereby to secure the Secured Obligations.

      2. Schedules 1, 2, 3, 4, 5, 6 and 7 of the Security Agreement are hereby amended to add the information relating to each such Person set out on Schedules 1, 2, 3, 4, 5, 6 and 7 respectively, hereof. Each such Person hereby makes to the Administrative Agent the representations and warranties set forth in the Security Agreement applicable to such Person and the applicable Collateral and confirms that such representations and warranties are true and correct after giving effect to such amendment to such Schedules.

      3. In furtherance of its obligations under Section 4.2 of the Security Agreement, each such Person agrees to deliver to the Administrative Agent appropriately complete UCC financing statements naming such person or entity as debtor and the
Administrative Agent as secured party, and describing its Collateral and such other documentation as the Administrative Agent (or its successors or assigns) may require to evidence, protect and perfect the Liens created by the Security Agreement, as modified hereby. Each such Person acknowledges the authorizations  given  to  the  Administrative  Agent  under  the
Section 4.10(b) of the Security Agreement and otherwise.

      4. Each such Person's address for notices under the Security Agreement shall be the address of the Parent set forth in the Credit Agreement and each such Person hereby appoints the Parent as its agent to receive notices hereunder.

     5. This Agreement shall be deemed to be part of, and a modification to, the Security Agreement and shall be governed by all the terms and provisions of the Security Agreement, with respect to the modifications intended to be made to such agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each such person or entity enforceable against such person or entity. Each such Person hereby waives notice of the Administrative Agent's acceptance of this Agreement. Each such Person will deliver an executed original of this Agreement to the Administrative Agent.

           [add signature block for each new Grantor]





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